Loss per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Loss per share

17. Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options and PSUs. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the year ended December 31, 2022, 2021 and 2020 presented are as follows:

	December 31, 2022	December 31, 2021	December 31, 2020
	#	#	#
Warrants	6,482,093	6,956,795	6,749,109
Share Options	418,529	3,224,859	1,693,063
PSUs	2,420,104	-	-
	9,320,726	10,181,654	8,442,172